UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 05, 2011
Date of Report (Date of earliest event reported)

COGITO MEDIA GROUP INC.

Formerly known as Kurrant Mobile Catering Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

279 Sherbrooke West, Suite 305 Montreal, Quebec, Canada	H2X 1Y2
(Address of principal executive offices)	(Zip Code)

(858) 531-5723
Registrant’s telephone number, including area code

Kurrant Mobile Catering Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 NOTICE OF DEFEAULT

On May 05, 2011, Cogito Media Group, Inc., formerly known as Kurrant Mobile Catering, Inc., a Colorado corporation (the “Company”), defaulted on a series of convertible promissory notes in various principal amounts (collectively, the “Convertible Promissory Notes”) with various creditors (collectively, the “Creditors”). The aggregate amount represented in principal loaned to the Corporation from the Creditors is $385,050.00. A list of loans in default is listed below:

Holder	Date Issued	Amount
Dimitrios Liakopoulos	12-Feb-10	$1,500.00
Dimitrios Liakopoulos	12-Feb-10	$5,000.00
Theodore Argyrakis	06-May-10	$20,000.00
Dimitrios Liakopoulos	17-May-10	$10,000.00
Kristine McNally	02-Jun-10	$20,000.00
Dimitrios Liakopoulos	09-Jun-10	$10,500.00
Ekaterini Liakopoulos	09-Jun-10	$39,500.00
Dimitrios Liakopoulos	08-Jul-10	$30,000.00
Dimitrios Liakopoulos	12-Jul-10	$5,000.00
Theodore Argyrakis	12-Jul-10	$10,000.00
Dimitrios Liakopoulos	21-Jul-10	$10,000.00
Dimitrios Liakopoulos	30-Jul-10	$12,000.00
Theodore Argyrakis	02-Aug-10	$15,000.00
Theodore Argyrakis	11-Aug-10	$10,000.00
Dimitrios Liakopoulos	13-Aug-10	$7,000.00
Theodore Argyrakis	19-Aug-10	$35,000.00
TGA Consulting Inc.	20-Aug-10	$40,000.00
Theodore Argyrakis	08-Sep-10	$12,000.00
Dimitrios Liakopoulos	22-Sep-10	$1,000.00
Dimitrios Liakopoulos	22-Sep-10	$1,000.00
Theodore Argyrakis	19-Oct-10	$20,000.00
Dimitrios Liakopoulos	21-Oct-10	$1,500.00
Ekaterini Liakopoulos	25-Oct-10	$6,000.00
Theodore Argyrakis	28-Oct-10	$5,000.00
Theodore Argyrakis	28-Oct-10	$5,000.00
Ekaterini Liakopoulos	09-Nov-10	$6,000.00
Dimitrios Liakopoulos	22-Nov-10	$6,000.00
Dimitrios Liakopoulos	02-Dec-10	$2,500.00
Ekaterini Liakopoulos	09-Dec-10	$4,550.00
Ekaterini Liakopoulos	09-Dec-10	$7,500.00
Kristine McNally	10-Dec-10	$7,500.00
Dimitrios Liakopoulos	14-Dec-10	$1,000.00
Dimitrios Liakopoulos	02-Feb-11	$5,000.00
Dimitrios Liakopoulos	17-Feb-11	$2,500.00
Dimitrios Liakopoulos	22-Feb-11	$8,000.00
Dimitrios Liakopoulos	04-Mar-11	$2,500.00

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGITO MEDIA GROUP INC.

DATE: February 22, 2012	By:	/s/ Pierre Turgeon
Name: Pierre Turgeon
Title: President/Chief Executive Officer

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